Exhibit 99.16(a)



                                                                EXECUTION COPY

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated February 1, 2006, (this "Agreement") among Morgan Stanley Mortgage Capital Inc. ("Assignor"), Morgan Stanley Capital I Inc. ("Assignee") and Wells Fargo Bank, N.A. (in such capacity, the "Company") and acknowledged by LaSalle Bank National Association ("LaSalle"), as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-3AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer"):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

Assignment and Conveyance
-------------------------

     1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain mortgage loans listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit I (the "Mortgage Loans"); (b) those certain Seller's Warranties and Servicing Agreements, dated as of March 1, 2005, May 1, 2005, July 1, 2005, August 1, 2005, September 1, 2005, November 1, 2005 between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller and servicer, solely insofar as the Purchase Agreement relate to the Mortgage Loans. In connection with the transfer of the Mortgage Loans hereunder, the Company agrees that, from and after the date hereof, each Mortgage Loan transferred hereunder will be subject to, and serviced under, the Seller's Warranties and Servicing Agreement dated as of December 1, 2005 between the Assignor, as purchaser and the Company, as seller and servicer (the "Purchase Agreement").

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

Recognition of the Company
--------------------------

     2. From and after February 28, 2006 (the "Closing Date"), the Company shall and does hereby recognize that the Assignor will transfer the Mortgage Loans and assign its rights and obligations under the Purchase Agreement (solely to the extent set forth herein) to the Assignee and that the Assignee will thereafter on the Closing Date transfer the Mortgage Loans and assign its rights and obligations under the Purchase Agreement and this Agreement to the Trust created pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling Agreement"), among the Assignee, the Trustee, the Master Servicer and Wells Fargo Bank, National Association, as securities administrator. The Company hereby acknowledges and agrees that from and after the Closing Date (i) the Trust will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the Trust for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans,
(iii) the Trust (including the Trustee and, with respect to the servicing of the Mortgage Loans, the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in
Section 2.03 of the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the Trust. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement, except as set forth herein, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

     3. Notwithstanding any statement to the contrary in Section 2 above, the Company shall and does hereby acknowledge that the indemnification provisions set forth in the sixth paragraph of Section 3.03, Section 8.01 and Section 9.01(g) of the Purchase Agreement shall be available to and for the benefit of the Assignor, the Assignee and the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf), as provided in the Purchase Agreement.

     4. Representations and Warranties
        ------------------------------

          a. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Company other than those contained in the Purchase Agreement or this Agreement.

          b. Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Agreement.

          c. Each of the Assignor, Assignee and Company hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          d. The Company hereby restates, as of the Closing Date, the representations and warranties set forth in Section 3.01 of the Purchase Agreement to and for the benefit of the Assignee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

     5. The Company hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling Agreement and, therefore, has the right to enforce all obligations of the Company under the Purchase Agreement. Such rights will include, without limitation, the right to terminate the Company under the Purchase Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase Agreement, the right to examine the books and records of the Company, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by the Assignor. The Company shall make all distributions under the Purchase Agreement to the Master Servicer by wire transfer of immediately available funds to:

               Wells Fargo Bank, National Association
               ABA Number: 121-000-248
               Account Name: Corporate Trust Clearing
               Account number: 3970771416
               For further credit to: 50896100, MSM 2006-3AR

     The Company shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

               Wells Fargo Bank, National Association
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager, MSM 2006-3AR
               Office Number:  (410) 884-2000
               Telecopier: (410) 715-2380

     6. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Assignee is made and intended not as personal representations, undertakings and agreements by LaSalle but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability for LaSalle, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

Amendments to the Purchase Agreement
------------------------------------

     7. The parties to this Agreement hereby agree to amend the Purchase Agreement as follows solely with respect to the Mortgage Loans:

     (a) "Permitted Investments" shall have the meaning of such term as defined in the Pooling Agreement.

     (b) Section 3.01(i) (Selection Process), Section 3.01(k) (Sale Treatment) and Section 3.01(m) (No Broker's Fees) of the Purchase Agreement shall be inapplicable.

     (c) Section 4.05(vii) of the Purchase Agreement is hereby amended to add the term "Monthly Advances," prior to the term "Servicing Advances."

     (d) The third paragraph of Section 4.16 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement."

     (e) The words "on or before the Remittance Date" are hereby deleted from the first sentence of Section 4.17 of the Purchase Agreement.

     (f) The second sentence of the second paragraph of Section 5.01 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

     (g) The first paragraph of Section 5.02 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "Not later than the Remittance Report Date, the Company shall furnish to the Purchaser in an electronic form the information required by the reports attached hereto as Exhibit II, or a form otherwise mutually agreed to by the Company and Purchaser, with a trial balance report attached thereto, as to the remittance period ending on the last day of the preceding month."

     (h) Section 6.04 of the Purchase Agreement is hereby modified as follows:

          (1)  delete paragraph (i) in its entirety;

          (2)  delete "(ii)"; and

          (3) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively.

     (i) Section 6.05 is hereby deleted in its entirety.

     (j) Section 6.06 of the Purchase Agreement is hereby modified as follows:

          (1) the phrases "Purchaser and any Depositor" and "Purchaser and such Depositor" are hereby deleted and replaced with "Purchaser or Master Servicer" and "Purchaser or such Master Servicer", respectively;

          (2) Section 6.06(i) is hereby amended by inserting at the end of such subsection "(or those Servicing Criteria otherwise mutually agreed to by the Purchaser, the Company and any Person that will be responsible for signing any Sarbanes Certification with respect to a Securitization Transaction in response to evolving interpretations of Regulation AB)"; and

     (k) the first word in Section 6.06(iv) is deleted and replaced in its entirety with "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver,"

     (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 6.07(i) of the Purchase
Agreement:

     "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

     (m) Section 6.10 is hereby deleted in its entirety.

     (n) Section 9.01(e) is hereby deleted in its entirety.

     (o) Section 9.01(f)(iv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (1) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in Section 9.01(f)(i)(D) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (2) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

     (p) Sections 9.01(f)(vi) of the Purchase Agreement is hereby renumbered as 9.01(f)(viii), and the following new Section 9.01(f)(vi) is hereby inserted as follows:

     "(vi) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) calendar days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

               (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

               (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation
          AB); and

               (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB)."

     (q) Section 9.01(f)(vii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following new Section 9.01(f)(vii) as follows:

     "(vii) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

     (r) Section 9.01(g) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "(g) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

               (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided under Sections 4.25, 6.04, 6.06, and 9.01(f) by or on behalf of the Company, or provided under Sections 4.25, 6.04, 6.06 and 9.01(f) by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

               (ii) any breach by the Company of its obligations under, or any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under, Sections 4.25, 6.04, 6.06 and 9.01(f), including any failure by the Company to identify any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

               (iii) any breach by the Company of a representation or warranty set forth in Section 9.01(f)(vi)(A) or in a writing furnished pursuant to Section 9.01(f)(vi)(B) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 9.01(f)(vi)(B) to the extent made as of a date subsequent to such closing date; or

               (iv) the negligence bad faith or willful misconduct of the Company in connection with its performance under this Article IX.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

     In the case of any failure of performance described in sub-clause (ii) of this Section 9.01(g), the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

     (s) The following paragraph is hereby incorporated into the Purchase Agreement as new Section 13:

          "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Subsections 6.04 and 6.06, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     (t) Section 10.01(i) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or"

     (u) Section 10.01(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

     "failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement (other than as set forth in Section 6.07) which continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or"

     (v) The word "or" added to the end of Section 10.01(ix) of the Purchase Agreement and the following paragraph is hereby incorporated into the Purchase Agreement as new Section 10.01(x):

     "(x) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 6.04 or 6.06 which failure continues unremedied for a period of fourteen (14) calendar days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans."

     (w) Exhibit J to the Purchase Agreement is hereby replaced in its entirety with Exhibit A-1 to this Agreement.

Miscellaneous
-------------

     8. Any notices or other communications permitted or required under the Agreement to be made to the Assignor, Assignee, the Master Servicer, the Company, and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

     In the case of the Depositor:

          Morgan Stanley Capital I Inc.

          1585 Broadway
          New York, New York 10036
          Attention: Morgan Stanley Mortgage Loan Trust 2006-3AR

     In the case of the Trustee:

          LaSalle Bank National Association
          135 South LaSalle Street, Suite 1625
          Chicago, Illinois 60603
          Attention: Global Securities and Trust Services MSM 2006-3AR

     In the case of the Company:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa 50328-0001
          Attention: John B. Brown, MAC X2401-042

          Wells Fargo Bank, N.A.
          7430 New Technology Way
          Frederick, Maryland 21703
          Attention: Structured Finance, MAC X3906-012

          With a copy to:

          Wells Fargo Bank, N.A.
          1 Home Campus
          Des Moines, Iowa 50328-0001
          Attention: General Counsel, MAC X2401-06T

     9. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (except Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

     12. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (solely with respect to the Mortgage Loans) by Assignor to Assignee and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

     13. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

     15. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                       MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                       as Assignor

                                       By: /s/ Steven Shapiro
                                           -----------------------------------
                                       Name:  Steven Shapiro
                                       Title: Executive Director

                                       MORGAN STANLEY CAPITAL I INC.,
                                       as Assignee

                                       By: /s/ Steven Shapiro
                                           -----------------------------------
                                       Name:  Steven Shapiro
                                       Title: Vice President

                                       WELLS FARGO BANK, National Association,
                                       as Company

                                       By: /s/ Patrick Greene
                                           -----------------------------------
                                       Name:  Patrick Greene
                                       Title: Senior Vice President


Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer

By: /s/ Darron C. Woodus
    ----------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-3AR

By: /s/ Susan L. Feld
    ----------------------------------
Name:  Susan L. Feld
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

              [see Schedule A to Pooling and Servicing Agreement]


                                     EXH. I-1

                                  EXHIBIT II

Exhibit IIA: Standard File Layout - Delinquency Reporting

----------------------------------------------------------------------------------------------------------------------------
Column/Header Name                                  Description                             Decimal    Format Comment
--------------------------- ------------------------------------------------------------- ------------ ---------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the Servicer. This
                            may be different than the LOAN_NBR
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOAN_NBR                    A unique identifier assigned to each loan by the originator.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
CLIENT_NBR                  Servicer Client Number
--------------------------- ------------------------------------------------------------- ------------ ---------------------
SERV_INVESTOR_NBR           Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BORROWER_FIRST_NAME         First Name of the Borrower.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BORROWER_LAST_NAME          Last name of the borrower.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
PROP_ADDRESS                Street Name and Number of Property
--------------------------- ------------------------------------------------------------- ------------ ---------------------
PROP_STATE                  The state where the  property located.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
PROP_ZIP                    Zip code where the property is located.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BORR_NEXT_PAY_DUE_DATE      The date that the borrower's next payment is due to the                    MM/DD/YYYY
                            servicer at the end of processing cycle, as
                            reported by Servicer.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOAN_TYPE                   Loan Type (i.e. FHA, VA, Conv)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BANKRUPTCY_FILED_DATE       The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BANKRUPTCY_CHAPTER_CODE     The chapter under which the bankruptcy was filed.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BANKRUPTCY_CASE_NBR         The case number assigned by the court to the bankruptcy
                            filing.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
POST_PETITION_DUE_DATE      The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                            by the courts
--------------------------- ------------------------------------------------------------- ------------ ---------------------
BANKRUPTCY_DCHRG_DISM_DATE  The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                            Dismissal, Discharged and/or a Motion For Relief Was
                            Granted.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOSS_MIT_APPR_DATE          The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOSS_MIT_TYPE               The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOSS_MIT_EST_COMP_DATE      The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LOSS_MIT_ACT_COMP_DATE      The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FRCLSR_APPROVED_DATE        The date DA Admin sends a letter to the servicer with                      MM/DD/YYYY
                            instructions to begin foreclosure proceedings.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
ATTORNEY_REFERRAL_DATE      Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FIRST_LEGAL_DATE            Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                            Action
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FRCLSR_SALE_EXPECTED_DATE   The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FRCLSR_SALE_DATE            The actual date of the foreclosure sale.                                   MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FRCLSR_SALE_AMT             The amount a property sold for at the foreclosure sale.            2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
EVICTION_START_DATE         The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
EVICTION_COMPLETED_DATE     The date the court revokes legal possession of the property                MM/DD/YYYY
                            from the borrower.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LIST_PRICE                  The price at which an REO property is marketed.                    2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
LIST_DATE                   The date an REO property is listed at a particular price.                  MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
OFFER_AMT                   The dollar value of an offer for an REO property.                  2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
OFFER_DATE_TIME             The date an offer is received by DA Admin or by the                        MM/DD/YYYY
                            Servicer.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
REO_CLOSING_DATE            The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
REO_ACTUAL_CLOSING_DATE     Actual Date Of REO Sale                                                    MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
OCCUPANT_CODE               Classification of how the property is occupied.
--------------------------- ------------------------------------------------------------- ------------ ---------------------

--------------------------- ------------------------------------------------------------- ------------ ---------------------
PROP_CONDITION_CODE         A code that indicates the condition of the property.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
PROP_INSPECTION_DATE        The date a  property inspection is performed.                              MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
APPRAISAL_DATE              The date the appraisal was done.                                           MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
CURR_PROP_VAL                The current "as is" value of the property based on brokers        2
                            price opinion or appraisal.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
REPAIRED_PROP_VAL           The amount the property would be worth if repairs are              2
                            completed pursuant to a broker's price opinion or appraisal.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
If applicable:
--------------
--------------------------- ------------------------------------------------------------- ------------ ---------------------
DELINQ_STATUS_CODE          FNMA Code Describing Status of Loan
--------------------------- ------------------------------------------------------------- ------------ ---------------------
DELINQ_REASON_CODE          The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
MI_CLAIM_FILED_DATE         Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                            Insurance Company.
--------------------------- ------------------------------------------------------------- ------------ ---------------------
MI_CLAIM_AMT                Amount of Mortgage Insurance Claim Filed                                   No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
MI_CLAIM_PAID_DATE          Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
MI_CLAIM_AMT_PAID           Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
POOL_CLAIM_FILED_DATE       Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
POOL_CLAIM_AMT              Amount of Claim Filed With Pool Insurance Company                  2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
POOL_CLAIM_PAID_DATE        Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                            Insurer
--------------------------- ------------------------------------------------------------- ------------ ---------------------
POOL_CLAIM_AMT_PAID         Amount Paid On Claim By Pool Insurance Company                     2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_A_CLAIM_FILED_DATE Date FHA Part A Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_A_CLAIM_AMT        Amount of FHA Part A Claim Filed                                   2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_A_CLAIM_PAID_DATE  Date HUD Disbursed Part A Claim Payment                                    MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_A_CLAIM_PAID_AMT   Amount HUD Paid on Part A Claim                                    2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_B_CLAIM_FILED_DATE Date FHA Part B Claim Was Filed With HUD                                   MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_B_CLAIM_AMT        Amount of FHA Part B Claim Filed                                   2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_B_CLAIM_PAID_DATE  Date HUD Disbursed Part B Claim Payment                                    MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
FHA_PART_B_CLAIM_PAID_AMT   Amount HUD Paid on Part B Claim                                    2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------
VA_CLAIM_FILED_DATE         Date VA Claim Was Filed With the Veterans Admin                            MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
VA_CLAIM_PAID_DATE          Date Veterans Admin. Disbursed VA Claim Payment                            MM/DD/YYYY
--------------------------- ------------------------------------------------------------- ------------ ---------------------
VA_CLAIM_PAID_AMT           Amount Veterans Admin. Paid on VA Claim                            2       No commas(,) or
                                                                                                       dollar signs ($)
--------------------------- ------------------------------------------------------------- ------------ ---------------------

Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o    ASUM- Approved Assumption

     o    BAP- Borrower Assistance Program

     o    CO- Charge Off

     o    DIL- Deed-in-Lieu

     o    FFA- Formal Forbearance Agreement

     o    MOD- Loan Modification

     o    PRE- Pre-Sale

     o    SS- Short Sale

     o    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

     o    Mortgagor

     o    Tenant

     o    Unknown

     o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o    Damaged

     o    Excellent

     o    Fair

     o    Gone

     o    Good

     o    Poor

     o    Special Hazard

     o    Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               ---------------- ----------------------------------------------
               Delinquency Code Delinquency Description
               ---------------- ----------------------------------------------
               001              FNMA-Death of principal mortgagor
               ---------------- ----------------------------------------------
               002              FNMA-Illness of principal mortgagor
               ---------------- ----------------------------------------------
               003              FNMA-Illness of mortgagor's family member
               ---------------- ----------------------------------------------
               004              FNMA-Death of mortgagor's family member
               ---------------- ----------------------------------------------
               005              FNMA-Marital difficulties
               ---------------- ----------------------------------------------
               006              FNMA-Curtailment of income
               ---------------- ----------------------------------------------
               007              FNMA-Excessive Obligation
               ---------------- ----------------------------------------------
               008              FNMA-Abandonment of property
               ---------------- ----------------------------------------------
               009              FNMA-Distant employee transfer
               ---------------- ----------------------------------------------

               ---------------- ----------------------------------------------
               011              FNMA-Property problem
               ---------------- ----------------------------------------------
               012              FNMA-Inability to sell property
               ---------------- ----------------------------------------------
               013              FNMA-Inability to rent property
               ---------------- ----------------------------------------------
               014              FNMA-Military Service
               ---------------- ----------------------------------------------
               015              FNMA-Other
               ---------------- ----------------------------------------------
               016              FNMA-Unemployment
               ---------------- ----------------------------------------------
               017              FNMA-Business failure
               ---------------- ----------------------------------------------
               019              FNMA-Casualty loss
               ---------------- ----------------------------------------------
               022              FNMA-Energy environment costs
               ---------------- ----------------------------------------------
               023              FNMA-Servicing problems
               ---------------- ----------------------------------------------
               026              FNMA-Payment adjustment
               ---------------- ----------------------------------------------
               027              FNMA-Payment dispute
               ---------------- ----------------------------------------------
               029              FNMA-Transfer of ownership pending
               ---------------- ----------------------------------------------
               030              FNMA-Fraud
               ---------------- ----------------------------------------------
               031              FNMA-Unable to contact borrower
               ---------------- ----------------------------------------------
               INC              FNMA-Incarceration
               ---------------- ----------------------------------------------

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               ------------------ --------------------------------------------
                  Status Code     Status Description
               ------------------ --------------------------------------------
                      09          Forbearance
               ------------------ --------------------------------------------
                      17          Pre-foreclosure Sale Closing Plan Accepted
               ------------------ --------------------------------------------
                      24          Government Seizure
               ------------------ --------------------------------------------
                      26          Refinance
               ------------------ --------------------------------------------
                      27          Assumption
               ------------------ --------------------------------------------
                      28          Modification
               ------------------ --------------------------------------------
                      29          Charge-Off
               ------------------ --------------------------------------------
                      30          Third Party Sale
               ------------------ --------------------------------------------
                      31          Probate
               ------------------ --------------------------------------------
                      32          Military Indulgence
               ------------------ --------------------------------------------
                      43          Foreclosure Started
               ------------------ --------------------------------------------
                      44          Deed-in-Lieu Started
               ------------------ --------------------------------------------
                      49          Assignment Completed
               ------------------ --------------------------------------------
                      61          Second Lien Considerations
               ------------------ --------------------------------------------
                      62          Veteran's Affairs-No Bid
               ------------------ --------------------------------------------
                      63          Veteran's Affairs-Refund
               ------------------ --------------------------------------------
                      64          Veteran's Affairs-Buydown
               ------------------ --------------------------------------------
                      65          Chapter 7 Bankruptcy
               ------------------ --------------------------------------------
                      66          Chapter 11 Bankruptcy
               ------------------ --------------------------------------------
                      67          Chapter 13 Bankruptcy
               ------------------ --------------------------------------------

Exhibit IIC: Standard File Layout - Master Servicing

---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
Column Name            Description                                          Decimal   Format Comment                     Max Size
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SER_INVESTOR_NBR       A value assigned by the Servicer to define a group             Text up to 10 digits                     20
                       of loans.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
LOAN_NBR               A unique identifier assigned to each loan by the               Text up to 10 digits                     10
                       investor.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERVICER_LOAN_NBR      A unique number assigned to a loan by the                      Text up to 10 digits                     10
                       Servicer.  This may be different than the LOAN_NBR.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
BORROWER_NAME          The borrower name as received in the file.  It is              Maximum length of 30 (Last, First)       30
                       not separated by first and last name.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SCHED_PAY_AMT          Scheduled monthly principal and scheduled interest      2      No commas(,) or dollar signs ($)         11
                       payment that a borrower is expected to pay, P&I
                       constant.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
NOTE_INT_RATE          The loan interest rate as reported by the Servicer.     4      Max length of 6                           6
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
NET_INT_RATE           The loan gross interest rate less the service fee       4      Max length of 6                           6
                       rate as reported by the Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_FEE_RATE          The servicer's fee rate for a loan as reported by       4      Max length of 6                           6
                       the Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_FEE_AMT           The servicer's fee amount for a loan as reported        2      No commas(,) or dollar signs ($)         11
                       by the Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
NEW_PAY_AMT            The new loan payment amount as reported by the          2      No commas(,) or dollar signs ($)         11
                       Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
NEW_LOAN_RATE          The new loan rate as reported by the Servicer.          4      Max length of 6                           6
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
ARM_INDEX_RATE         The index the Servicer is using to calculate a          4      Max length of 6                           6
                       forecasted rate.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
ACTL_BEG_PRIN_BAL      The borrower's actual principal balance at the          2      No commas(,) or dollar signs ($)         11
                       beginning of the processing cycle.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
ACTL_END_PRIN_BAL      The borrower's actual principal balance at the end      2      No commas(,) or dollar signs ($)         11
                       of the processing cycle.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
BORR_NEXT_PAY_DUE_DATE The date at the end of processing cycle that the               MM/DD/YYYY                               10
                       borrower's next payment is due to the Servicer, as
                       reported by Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_CURT_AMT_1        The first curtailment amount to be applied.             2      No commas(,) or dollar signs ($)         11
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_CURT_DATE_1       The curtailment date associated with the first                 MM/DD/YYYY                               10
                       curtailment amount.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
CURT_ADJ_ AMT_1        The curtailment interest on the first curtailment       2      No commas(,) or dollar signs ($)         11
                       amount, if applicable.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_CURT_AMT_2        The second curtailment amount to be applied.            2      No commas(,) or dollar signs ($)         11
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------

SERV_CURT_DATE_2       The curtailment date associated with the second                MM/DD/YYYY                               10
                       curtailment amount.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
CURT_ADJ_ AMT_2        The curtailment interest on the second curtailment      2      No commas(,) or dollar signs ($)         11
                       amount, if applicable.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_CURT_AMT_3        The third curtailment amount to be applied.             2      No commas(,) or dollar signs ($)         11
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SERV_CURT_DATE_3       The curtailment date associated with the third                 MM/DD/YYYY                               10
                       curtailment amount.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
CURT_ADJ_AMT_3         The curtailment interest on the third curtailment       2      No commas(,) or dollar signs ($)         11
                       amount, if applicable.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
PIF_AMT                The loan "paid in full" amount as reported by the       2      No commas(,) or dollar signs ($)         11
                       Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
PIF_DATE               The paid in full date as reported by the Servicer.             MM/DD/YYYY                               10
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
                                                                                      Action Code Key: 15=Bankruptcy,           2
                                                                                      30=Foreclosure, , 60=PIF,
                                                                                      63=Substitution, 65=Repurchase,
                                                                                      70=REO
ACTION_CODE            The standard FNMA numeric code used to
                       indicate the default/delinquent status
                       of a particular loan.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
INT_ADJ_AMT            The amount of the interest adjustment as reported       2      No commas(,) or dollar signs ($)         11
                       by the Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SOLDIER_SAILOR_ADJ_AMT The Soldier and Sailor Adjustment amount, if            2      No commas(,) or dollar signs ($)         11
                       applicable.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
NON_ADV_LOAN_AMT       The Non Recoverable Loan Amount, if applicable.         2      No commas(,) or dollar signs ($)         11
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
LOAN_LOSS_AMT          The amount the Servicer is passing as a loss, if        2      No commas(,) or dollar signs ($)         11
                       applicable.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SCHED_BEG_PRIN_BAL     The scheduled outstanding principal amount due at       2      No commas(,) or dollar signs ($)         11
                       the beginning of the cycle date to be passed
                       through to investors.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SCHED_END_PRIN_BAL     The scheduled principal balance due to investors        2      No commas(,) or dollar signs ($)         11
                       at the end of a processing cycle.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SCHED_PRIN_AMT         The scheduled principal amount as reported by the       2      No commas(,) or dollar signs ($)         11
                       Servicer for the current cycle -- only
                       applicable for Scheduled/Scheduled
                       Loans.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
SCHED_NET_INT          The scheduled gross interest amount less the            2      No commas(,) or dollar signs ($)         11
                       service fee amount for the current cycle
                       as reported by the Servicer -- only
                       applicable for Scheduled/Scheduled
                       Loans.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
ACTL_PRIN_AMT          The actual principal amount collected by the            2      No commas(,) or dollar signs ($)         11
                       Servicer for the current reporting cycle
                       -- only applicable for Actual/Actual
                       Loans.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
ACTL_NET_INT           The actual gross interest amount less the service       2      No commas(,) or dollar signs ($)         11
                       fee amount for the current reporting
                       cycle as reported by the Servicer --
                       only applicable for Actual/Actual Loans.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
PREPAY_PENALTY_ AMT    The penalty amount received when a borrower             2      No commas(,) or dollar signs ($)         11
                       prepays on his loan as reported by the Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------

PREPAY_PENALTY_ WAIVED The prepayment penalty amount for the loan waived       2      No commas(,) or dollar signs ($)         11
                       by the servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------

---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
MOD_DATE               The Effective Payment Date of the Modification for             MM/DD/YYYY                               10
                       the loan.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
MOD_TYPE               The Modification Type.                                         Varchar - value can be alpha or          30
                                                                                      numeric
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------
DELINQ_P&I_ADVANCE_AMT The current outstanding principal and interest          2      No commas(,) or dollar signs ($)         11
                       advances made by Servicer.
---------------------- ---------------------------------------------------- --------- ---------------------------------- ---------

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

     NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

     (a)

     (b) The numbers on the 332 form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:
     -------------------------------------

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history
               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

          * Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     (c)  Credits:
          --------

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
               Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note:   For HUD/VA loans, use line (18a) for Part A/Initial
                    proceeds and line (18b) for Part B/Supplemental proceeds.

     Total Realized Loss (or Amount of Any Gain)
     -------------------------------------------

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

     Prepared by:  __________________                  Date:  _______________

     Phone:  ______________________    Email Address:_____________________

______________________    ______________________    ______________________
Servicer Loan No.         Servicer Name             Servicer Address

______________________    ______________________    ______________________

     WELLS FARGO BANK, N.A. Loan No._____________________________

     Borrower's Name: ________________________________________________________
     Property Address: _______________________________________________________

     Liquidation Type:  REO Sale    3rd Party Sale    Short Sale    Charge Off

     Was this loan granted a Bankruptcy deficiency or cramdown    Yes    No
     If "Yes", provide deficiency or cramdown amount _________________________

     Liquidation and Acquisition Expenses:
     (1)  Actual Unpaid Principal Balance of Mortgage Loan  $ ___________(1)
     (2)  Interest accrued at Net Rate                      _____________(2)
     (3)  Accrued Servicing Fees                            _____________(3)
     (4)  Attorney's Fees                                   _____________(4)
     (5)  Taxes (see page 2)                                _____________(5)
     (6)  Property Maintenance                              _____________(6)
     (7)  MI/Hazard Insurance Premiums (see page 2)         _____________(7)
     (8)  Utility Expenses                                  _____________(8)
     (9)  Appraisal/BPO                                     _____________(9)
     (10) Property Inspections                              _____________(10)
     (11) FC Costs/Other Legal Expenses                     _____________(11)
     (12) Other (itemize)                                   _____________(12)
              Cash for Keys__________________________       _____________(12)
              HOA/Condo Fees_______________________         _____________(12)
              ______________________________________        _____________(12)

              Total Expenses                                $____________(13)

     Credits:
     (14) Escrow Balance                                    $____________(14)
     (15) HIP Refund                                        _____________(15)
     (16) Rental Receipts                                   _____________(16)
     (17) Hazard Loss Proceeds                              _____________(17)
     (18) Primary Mortgage Insurance / Gov't Insurance      _____________(18a)
     HUD Part A
                                                            _____________(18b)
     HUD Part B

     (19) Pool Insurance Proceeds                           _____________(19)
     (20) Proceeds from Sale of Acquired Property           _____________(20)
     (21) Other (itemize)                                   _____________(21)
          _________________________________________         _____________(21)

          Total Credits                                     $____________(22)
     Total Realized Loss (or Amount of Gain)                $____________(23)

Escrow Disbursement Detail

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------
      Type           Date Paid        Period of       Total Paid       Base Amount      Penalties        Interest
   (Tax /Ins.)                        Coverage
------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

------------------ --------------- ---------------- ---------------- ---------------- --------------- ----------------

                                  EXHIBIT A-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
---------------------- --------------------------------------------------------------------------- -------------------
       Reference                                       Criteria
---------------------- --------------------------------------------------------------------------- -------------------
                                           General Servicing Considerations
---------------------- --------------------------------------------------------------------------- -------------------
                       Policies and procedures are instituted to monitor any performance or               X
                       other triggers and events of default in accordance with the
1122(d)(1)(i)          transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       If any material servicing activities are outsourced to third parties,              X
                       policies and procedures are instituted to monitor the third party's
1122(d)(1)(ii)         performance and compliance with such servicing activities.
---------------------- --------------------------------------------------------------------------- -------------------
                       Any requirements in the transaction agreements to
                       maintain a back-up servicer for the mortgage loans are
1122(d)(1)(iii)        maintained.
---------------------- --------------------------------------------------------------------------- -------------------
                       A fidelity bond and errors and omissions policy is in effect on the                X
                       party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance
1122(d)(1)(iv)         with the terms of the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                                          Cash Collection and Administration
---------------------- --------------------------------------------------------------------------- -------------------
                       Payments on mortgage loans are deposited into the appropriate custodial            X
                       bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified
1122(d)(2)(i)          in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Disbursements made via wire transfer on behalf of an obligor or to an              X
1122(d)(2)(ii)         investor are made only by authorized personnel.
---------------------- --------------------------------------------------------------------------- -------------------
                       Advances of funds or guarantees regarding collections, cash flows or               X
                       distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction
1122(d)(2)(iii)        agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are
                       separately maintained (e.g., with respect to commingling of cash) as set           X
1122(d)(2)(iv)         forth in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------


                                  EXH. A-1-1

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
---------------------- --------------------------------------------------------------------------- -------------------
       Reference                                       Criteria
---------------------- --------------------------------------------------------------------------- -------------------
                       Each custodial account is maintained at a federally insured depository             X
                       institution as set forth in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities
1122(d)(2)(v)          Exchange Act.
---------------------- --------------------------------------------------------------------------- -------------------
1122(d)(2)(vi)         Unissued checks are safeguarded so as to prevent unauthorized access.              X
---------------------- --------------------------------------------------------------------------- -------------------
                       Reconciliations are prepared on a monthly basis for all asset-backed               X
                       securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A)
                       mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other
1122(d)(2)(vii)        number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                                          Investor Remittances and Reporting
---------------------- --------------------------------------------------------------------------- -------------------
                       Reports to investors, including those to be filed with the Commission,             X
                       are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
1122(d)(3)(i)          balance and number of mortgage loans serviced by the Servicer.
---------------------- --------------------------------------------------------------------------- -------------------
                       Amounts due to investors are allocated and remitted in accordance with             X
                       timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)         transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Disbursements made to an investor are posted within two business days to
                       the Servicer's investor records, or such other number of days specified            X
1122(d)(3)(iii)        in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Amounts remitted to investors per the investor reports agree with
                       cancelled checks, or other form of payment, or custodial bank                      X
1122(d)(3)(iv)         statements.
---------------------- --------------------------------------------------------------------------- -------------------
                                               Pool Asset Administration
---------------------- --------------------------------------------------------------------------- -------------------


                                  EXH. A-1-2

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
---------------------- --------------------------------------------------------------------------- -------------------
       Reference                                       Criteria
---------------------- --------------------------------------------------------------------------- -------------------
                       Collateral or security on mortgage loans is maintained as required by              X
1122(d)(4)(i)          the transaction agreements or related mortgage loan documents.
---------------------- --------------------------------------------------------------------------- -------------------
                       Mortgage loan and related documents are safeguarded as required by the             X
1122(d)(4)(ii)         transaction agreements
---------------------- --------------------------------------------------------------------------- -------------------
                       Any additions, removals or substitutions to the asset pool are made,               X
                       reviewed and approved in accordance with any conditions or requirements
1122(d)(4)(iii)        in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Payments on mortgage loans, including any payoffs, made in accordance              X
                       with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
1122(d)(4)(iv)         accordance with the related mortgage loan documents.
---------------------- --------------------------------------------------------------------------- -------------------
                       The Servicer's records regarding the mortgage loans agree with the                 X
                       Servicer's records with respect to an obligor's unpaid principal
1122(d)(4)(v)          balance.
---------------------- --------------------------------------------------------------------------- -------------------
                       Changes with respect to the terms or status of an obligor's mortgage               X
                       loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction
1122(d)(4)(vi)         agreements and related pool asset documents.
---------------------- --------------------------------------------------------------------------- -------------------
                       Loss mitigation or recovery actions (e.g., forbearance plans,                      X
                       modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements
1122(d)(4)(vii)        established by the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Records documenting collection efforts are maintained during the period            X
                       a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where
1122(d)(4)(viii)       delinquency is deemed temporary (e.g., illness or unemployment).
---------------------- --------------------------------------------------------------------------- -------------------
                       Adjustments to interest rates or rates of return for mortgage loans with           X
                       variable rates are computed based on the related mortgage loan
1122( d)( 4 )(ix)      documents.
---------------------- --------------------------------------------------------------------------- -------------------


                                  EXH. A-1-3

----------------------------------------------------------------------------------------------------------------------
                                                                                                     Applicable
                                                                                                      Servicing
                                       Servicing Criteria                                             Criteria
---------------------- --------------------------------------------------------------------------- -------------------
       Reference                                       Criteria
---------------------- --------------------------------------------------------------------------- -------------------
                       Regarding any funds held in trust for an obligor (such as escrow                   X
                       accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans,
1122( d)( 4 )(x)       or such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Payments made on behalf of an obligor (such as tax or insurance                    X
                       payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified
1122( d)( 4 )(xi)      in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Any late payment penalties in connection with any payment to be made on            X
                       behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error
1122(d)(4)(xii)        or omission.
---------------------- --------------------------------------------------------------------------- -------------------
                       Disbursements made on behalf of an obligor are posted within two                   X
                       business days to the obligor's records maintained by the servicer, or
1122(d)(4)(xiii)       such other number of days specified in the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Delinquencies, charge-offs and uncollectible accounts are recognized and           X
1122(d)(4)(xiv)        recorded in accordance with the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------
                       Any external enhancement or other support, identified in Item 1114(a)(1)
                       through (3) or Item 1115 of Regulation AB, is maintained as set forth in
1122(d)(4)(xv)         the transaction agreements.
---------------------- --------------------------------------------------------------------------- -------------------


                                  EXH. A-1-4

                                       [WELLS FARGO BANK, NATIONAL ASSOCIATION]
                                       [NAME OF SUBSERVICER]


                                       Date:  ________________________________


                                       By:    ________________________________
                                              Name:
                                              Title:


                                  EXH. A-1-5